EXHIBIT 24.1




     CONSENT OF INDEPENDENT PUBLIC ACCOUNTANTS

       ILLINOIS CENTRAL RAILROAD COMPANY

     As independent public accountants, we hereby consent to the incorporation of our report dated
January 19, 1994 included in the Railroad's Form
10-K for the year ended December 31, 1993, into Illinois Central Railroad's previously filed Form
S-8 Registration Statements File Nos. 33-41052 and
33-51924.









ARTHUR ANDERSEN & CO.




Chicago, Illinois
March  16, 1994